UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4983

Van Kampen Pennsylvania Tax Free Income Fund
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York			10020
(Address of principal executive offices)			(Zip code)

Ronald Robison 1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	9/30

Date of reporting period:	9/30/05

Item 1.  Reports to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2005

MUTUAL FUNDS

Van Kampen

Pennsylvania
Tax Free Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Pennsylvania Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2005.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 9/30/05

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/95 through 9/30/05. Class A shares, adjusted for sales charges.

	A Shares since 5/01/87		B Shares since 5/03/93		C Shares since 8/13/93
Average Annual Total Returns	w/o sales charges	w/ max 4.75% sales charges	w/o sales charges	w/ max 4.00% sales charges	w/o sales charges	w/ max 1.00% sales charges
Since Inception	6.95%	6.66%	4.63%	4.63%	4.24%	4.24%
10-year	5.15	4.64	4.59	4.59	4.38	4.38
5-year	5.49	4.47	4.67	4.42	4.75	4.75
1-year	4.30	-0.66	3.50	-0.50	3.60	2.60
SEC Yield	2.89%			2.30%	2.29%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares seven years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

For the 12-month period ended September 30, 2005

Van Kampen Pennsylvania Tax Free Income Fund is managed by the Adviser's Municipal Fixed Income team.1 Members of the team include Dennis S. Pietrzak, an Executive Director of the Adviser; Joseph R. Arcieri, an Executive Director of the Adviser; and Robert J. Stryker, a Vice President of the Adviser.

Market Conditions

During the 12-month period ended September 30, 2005, the economy grew at a moderate pace, with reasonable gains in employment and sustained strength in consumer spending. Although oil prices soared, core inflation (which excludes food and energy) remained relatively benign. Continuing with the course it began in June of 2004, the Federal Open Market Committee (the Fed) raised the federal funds target rate eight times during the period. Through a "measured pace" of 25 basis point increments, the Fed brought the rate to 3.75 percent at the end of the reporting period. While the yields of short- and intermediate-term bonds moved upward in concert with the Fed's actions, the yields of long-term bonds declined. As a result, the yield curve (which charts the difference between short-term and long-term rates) flattened.

Against this backdrop, total returns across the municipal bond market varied dramatically, with long maturity bonds outperforming short-term issues by a wide margin. As investors sought income in an environment of historically low rates, BBB rated and non-rated bonds significantly outperformed high grade debt, and credit spreads tightened markedly. Strong and steady flows of new cash into high yield municipal funds added to the demand for lower rated issues.

Sectors with a preponderance of lower rated credits performed with particular strength. Tobacco revenue bonds were by far the best performing sector, supported by overall spread tightening as well as by increasing investor comfort with tobacco companies' future litigation risk. Health care bonds (hospitals and long-term care facilities) also fared well, boosted by strong investor demand. In contrast, housing bonds underperformed as interest rates declined and prepayment risk increased.

Municipal bond issuance remained robust in 2005, with $310 billion of debt brought to market in the first nine months of the year, a pace on track to beat the record issuance of 2003. Refunding activity represented a good portion of this activity, as issuers sought to refinance higher cost debt at low prevailing interest rates. Bonds backed by insurance dominated issuance and increased their market penetration to nearly 60 percent.

The State of Pennsylvania continued to be a leading source of underwriting, with refinancing activity representing a notable portion of its issuance, particularly within education sectors. While the state's credit and economic outlook currently remains stable overall, the government must still address a number of issues, including supporting the needs of an aging population.

1Team members may change without notice from time to time.

Performance Analysis

The fund returned 4.30 percent for the 12 months ended September 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.05 percent for the period.

Total return for the 12-month period ended September 30, 2005

Class A	Class B	Class C	Lehman Brothers Municipal Bond Index
4.30%	3.50%	3.60%	4.05%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Throughout the period, we followed our long-standing practice of trading between high quality, liquid securities which our analysis identified as potentially compelling total return opportunities. Our strategy involves buying these bonds when we believe they are attractively valued, and selling them when they reach our return targets. We then invest the proceeds into bonds with greater potential for future total return.

We sought to position the fund for rising rates, a strategy which proved beneficial during the period. We kept the overall duration of the fund shorter than that of its benchmark index. (Duration is a measure of interest rate sensitivity.) To limit the fund's exposure to bonds that would be most vulnerable to rising short-term rates, we sold bonds with maturities of 15 years and less. Pre-refunded issues also figured prominently among our sales. As refinancing activity surged, we sold many bonds which had appreciated significantly during the time the fund had held them. We re-deployed assets into the 25- to 30-year segment of the market, favoring bonds with premium (above-market) coupons and more defensive interest rate characteristics. As the yield curve continued to flatten, these bonds contributed strong performance.

While we focused primarily on investment grade bonds, we also sought opportunities to increase the fund's yield. Following a highly selective approach, we added lower rated and unrated bonds when they met our criteria. We also increased exposure to A rated credits and pared exposure to AAA rated bonds. At the end of the reporting period, securities rated BBB or higher accounted for more than 88 percent of assets.

The fund was well diversified among the major sectors of the Pennsylvania municipal market. At the close of the period, the largest sector representations were higher education, public education, hospital, public building and general purpose.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Ratings Allocation as of 9/30/05
AAA	59.4%
AA	11.1
A	9.6
BBB	8.4
BB	1.0
B	1.5
Non-Rated	9.0
100.0%

Based upon the highest credit quality rating as determined by Standard & Poor's or Moody's

Top 5 Sectors as of 9/30/05
Higher Education	17.8%
Public Education	17.2
Hospital	11.5
Public Building	11.4
General Purpose	5.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. The sectors are as a percentage of long-term investments. Ratings allocations are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/05 - 09/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/05	9/30/05	04/1/05-09/30/05
Class A
Actual	$1,000.00	$1,030.39	$5.70
Hypothetical	1,000.00	1,019.47	5.67
(5% annual return before expenses)
Class B
Actual	1,000.00	1,026.13	9.50
Hypothetical	1,000.00	1,015.67	9.45
(5% annual return before expenses)
Class C
Actual	1,000.00	1,026.62	8.94
Hypothetical	1,000.00	1,016.27	8.90
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.12%, 1.87%, and 1.76% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2005

Par Amount (000)	Description	Coupon	Maturity	Value
Pennsylvania Municipal Bonds 99.6%
$1,260	Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt Rfdg (AMT) (FGIC Insd)	5.625%	01/01/10	$1,351,224
1,000	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ Proj (AMBAC Insd)	6.500	03/01/11	1,149,820
1,750	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ Proj Rfdg (AMBAC Insd)	5.500	03/01/20	2,009,508
3,000	Allegheny Cnty, PA Higher Ed Bldg Carnegie Mellon Univ	5.125	03/01/32	3,123,780
2,000	Allegheny Cnty, PA Hosp Dev Auth Rev Ser A (MBIA Insd) (a)	6.500	11/15/30	2,284,720
1,000	Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B	9.250	11/15/30	1,196,880
1,000	Allegheny Cnty, PA Indl Dev Auth Lease Rev (AMT)	6.625	09/01/24	962,040
2,000	Allegheny Cnty, PA Port Auth Transn (FGIC Insd)	5.500	03/01/15	2,205,320
1,000	Allegheny Cnty, PA Port Auth Transn (FGIC Insd)	5.500	03/01/16	1,102,660
1,000	Allegheny Cnty, PA Port Auth Transn (FGIC Insd)	5.500	03/01/17	1,100,280
1,220	Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600	07/01/23	1,269,398
1,000	Allegheny Cnty, PA Res Mtg Single Family Ser MM (AMT) (GNMA Collateralized)	5.200	05/01/33	1,022,360
1,500	Allegheny Vly, PA Sch Dist Ser A (MBIA Insd)	5.000	11/01/28	1,576,500
1,000	Bear Vly, PA Jt Auth Wtr Rev (FSA Insd)	5.000	05/01/29	1,040,600
1,400	Bear Vly, PA Jt Auth Wtr Rev (FSA Insd)	5.000	05/01/36	1,452,626
1,135	Bedford Cnty, PA (AMBAC Insd)	5.000	09/01/28	1,197,164
1,895	Berks Cnty, PA Muni Auth College Albright College Proj (d)	5.500	10/01/18	2,005,251
1,280	Bucks Cnty, PA Wtr & Swr Auth Neshaminy Interceptor Ser A (AMBAC Insd) (d)	5.375	06/01/16	1,407,232
1,050	Bucks Cnty, PA Wtr & Swr Auth Neshaminy Interceptor Ser A (AMBAC Insd)	5.375	06/01/17	1,151,924
1,500	Canon McMillan Sch Dist PA Ser B (FGIC Insd)	5.500	12/01/29	1,628,985
2,880	Central Dauphin, PA Sch Dist Nts (FSA Insd) (d)	5.000	12/01/20	3,066,278
1,000	Cheltenham Twp, PA (AMBAC Insd)	5.000	01/01/28	1,054,000
1,000	Chester Cnty, PA Indl Dev Auth Rev Collegium Charter Sch Proj Ser A (ACA Insd)	5.000	04/15/22	1,011,830
2,000	Chester Cnty, PA Indl Dev Auth Rev Collegium Charter Sch Proj Ser A (ACA Insd)	5.500	04/15/31	2,111,160
1,670	Chester Cnty, PA Sch Auth Sch Lease Rev Intermediate Unit Proj (AMBAC Insd) (b)	5.000	04/01/23	1,771,903
1,250	Cumberland Cnty, PA Muni Auth Dickinson College Ser A (AMBAC Insd)	5.500	11/01/30	1,356,113
1,200	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000	01/01/25	1,115,844

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2005 continued

Par Amount (000)	Description	Coupon	Maturity	Value
Pennsylvania Municipal Bonds (Continued)
$1,240	Delaware Cnty, PA Auth College Cabrini College (Radian Insd)	5.750%	07/01/23	$1,316,830
1,500	Delaware Cnty, PA Auth College Neumann College Rfdg	6.000	10/01/31	1,575,060
3,000	Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg Proj Rfdg (Prerefunded @ 06/01/06)	7.000	06/01/26	3,074,340
1,900	Delaware Cnty, PA Indl Dev Auth Rev Res Recovery Fac Ser A Rfdg	6.100	07/01/13	1,999,161
1,700	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac- Aqua PA Inc Proj Ser B (FGIC Insd) (AMT)	5.000	11/01/36	1,752,513
3,000	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj Ser A (FGIC Insd) (AMT)	5.000	11/01/38	3,089,730
2,500	Delaware Cnty, PA Indl Dev Auth Wtr Fac PA Suburban Wtr (AMT) (AMBAC Insd)	5.350	10/01/31	2,624,600
3,535	Delaware Vly, PA Regl Fin Auth	5.750	07/01/17	4,016,008
1,000	Erie, PA Higher Ed Bldg Auth Mercyhurst College Proj Ser B Rfdg	5.000	03/15/23	1,004,770
2,115	Greater Johnstown, PA Sch Dist Ser B (MBIA Insd) (d)	5.375	08/01/15	2,315,227
720	Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)	5.375	09/15/16	794,074
1,415	Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)	5.375	09/15/17	1,556,925
760	Grove City, PA Area Hosp Auth Hlth Fac Rev Grove Manor Proj	6.625	08/15/29	797,650
2,000	Harrisburg, PA Res Gtd Sub Ser D 2 (FSA Insd)	5.000	12/01/33	2,157,180
1,865	Harveys Lake Gen Muni Auth PA College Rev College Misericordia Proj (ACA Insd)	5.750	05/01/14	1,981,637
1,000	Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Annes Home	6.600	04/01/24	1,040,640
1,000	Lebanon Cnty, PA Hlth Fac Pleasant View Retirement Ser A	5.300	12/15/26	1,001,870
2,000	Lehigh Cnty, PA Gen Purp Auth Cedar Crest College Rfdg	6.700	04/01/26	2,062,780
1,500	Lehigh Cnty, PA Gen Purp Auth Good Shepherd Group Ser A	5.625	11/01/34	1,584,660
1,980	Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes Bethlehem	5.250	08/15/23	2,055,497
1,760	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Group Rfdg	6.000	11/01/23	1,694,194
1,085	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.300	06/01/28	1,014,312
535	Lycoming Cnty, PA Auth Hosp Lease Rev Divine Providence Sisters Ser A	6.500	07/01/22	535,358
1,095	Mercer Cnty, PA (FGIC Insd (d)	5.500	10/01/17	1,206,110

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2005 continued

Par Amount (000)	Description	Coupon	Maturity	Value
Pennsylvania Municipal Bonds (Continued)
$1,500	Mifflin Cnty, PA Hosp Auth (Radian Insd)	6.200%	07/01/25	$1,656,150
1,620	Mifflin Cnty, PA Ser A (FGIC Insd) (d)	5.000	09/01/27	1,686,695
1,000	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	6.000	01/01/43	1,066,300
1,420	Monroeville, PA Muni Auth San Ser B (MBIA Insd) (d)	5.250	12/01/21	1,542,518
1,450	Monroeville, PA Muni Auth San Ser B (MBIA Insd)	5.250	12/01/22	1,575,106
1,100	Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp Rev Abington Mem Hosp Ser A	5.125	06/01/32	1,119,459
1,000	Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev	6.300	01/01/13	1,000,320
1,100	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.125	02/01/28	1,149,577
1,000	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.250	02/01/35	1,048,890
1,190	Moon Area Sch Dist PA (FSA Insd)	5.000	11/15/25	1,261,257
2,000	Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp Ser A	5.625	07/01/32	2,101,700
1,340	Muhlenberg, PA Sch Dist Ser A (FGIC Insd)	5.375	04/01/16	1,469,886
1,290	Northampton Twp, PA (FGIC Insd) (d)	5.375	05/15/16	1,407,996
1,440	Owen J Roberts Sch Dist PA (FSA Insd)	5.500	08/15/18	1,593,706
1,000	Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj Ser G Rfdg	5.125	12/01/15	1,006,630
1,000	Pennsylvania Hsg Fin Agy Single Family Mtg Ser 90A (AMT)	4.700	10/01/25	1,003,280
3,190	Pennsylvania Hsg Fin Agy Single Family Mtg Ser 74B (AMT)	5.250	04/01/32	3,272,047
3,020	Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ	5.500	05/01/18	3,311,641
2,000	Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ	5.500	05/01/34	2,082,120
1,500	Pennsylvania St Higher Ed Fac Auth Rev Univ Sciences Philadelphia Ser A (XLCA Insd)	5.000	11/01/36	1,558,890
1,000	Pennsylvania St Higher Ed Fac Messiah College Ser AA3 (Radian Insd)	5.500	11/01/22	1,075,530
1,095	Pennsylvania St Higher Ed Fac Thomas Jefferson Univ (d)	5.500	01/01/19	1,185,272
2,000	Pennsylvania St Higher Ed Fac Thomas Jefferson Univ	5.375	01/01/25	2,135,180
1,600	Pennsylvania St Higher Ed Univ of Scranton (AMBAC Insd) (d)	5.750	11/01/15	1,780,752
3,000	Pennsylvania St Higher Ed UPMC Hlth Sys Ser A	6.000	01/15/31	3,288,930

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2005 continued

Par Amount (000)	Description	Coupon	Maturity	Value
Pennsylvania Municipal Bonds (Continued)
$2,000	Pennsylvania St Pub Sch Bldg Auth Lehigh Career & Technical Inst (FGIC Insd)	5.250%	10/01/32	$2,131,960
2,000	Pennsylvania St Univ	5.000	09/01/35	2,099,660
1,365	Perkiomen Vly Sch Dist PA (FSA Insd) (d)	5.500	03/01/15	1,494,074
1,445	Perkiomen Vly Sch Dist PA (FSA Insd) (d)	5.500	03/01/16	1,581,639
1,500	Philadelphia, PA (FSA Insd)	5.250	09/15/25	1,594,875
1,000	Philadelphia, PA Arpt Rev Ser A (MBIA Insd) (AMT)	5.000	06/15/24	1,040,110
1,000	Philadelphia, PA Arpt Rev Ser A (MBIA Insd) (AMT)	5.000	06/15/25	1,037,720
11,565	Philadelphia, PA Auth Indl Dev Lease Rev Ser A (MBIA Insd)	5.375	02/15/27	12,074,670
2,505	Philadelphia, PA Auth Indl Dev Rev Coml Dev Rfdg	7.750	12/01/17	2,559,985
2,500	Philadelphia, PA Gas Wks Rev Drivers Ser 384 (Inverse Floating Rate) (Acquired 01/20/04, Cost $3,018,536) (FSA Insd) (c)	8.170	07/01/11	2,916,150
1,000	Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd)	5.500	08/01/15	1,099,990
1,000	Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd)	5.500	08/01/16	1,099,990
1,000	Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd)	5.500	08/01/17	1,097,780
3,750	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/11	3,067,275
3,775	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/12	2,947,935
4,400	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/13	3,268,452
1,475	Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D	6.250	10/01/17	1,514,309
2,250	Saint Mary Hosp Auth PA Hlth Sys Rev Ser B	5.375	11/15/34	2,364,255
2,435	Seneca Vly, PA Sch Dist (FGIC Insd)	5.125	01/01/23	2,599,874
1,000	Southcentral PA Gen Auth Rev Hosp Hanover Hosp Inc (Radian Insd) (b)	5.000	12/01/30	1,032,140
2,580	State Pub Sch Bldg Auth PA Rev Clearfield Career & Tech Ctr (XLCA Insd) (d)	5.000	09/15/25	2,680,491
1,000	State Pub Sch Bldg Auth PA Sch Rev Colonial Inter Unit 20 (FGIC Insd)	5.000	05/15/30	1,050,220
2,000	Sto-Rox Sch Dist PA (Prerefunded @ 12/15/10) (MBIA Insd)	5.800	06/15/30	2,237,860
2,500	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev Ser A (AMT) (AMBAC Insd)	5.500	01/01/19	2,702,025

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2005 continued

Par Amount (000)	Description	Coupon	Maturity	Value
Pennsylvania Municipal Bonds (Continued)
$2,350	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev Ser D	5.375%	01/01/18	$2,400,008
1,835	Troy, PA Area Sch Dist Bradford (FGIC Insd) (d)	5.000	03/01/28	1,896,362
1,500	Unity Twp, PA Mun Auth Swr Rev (FSA Insd)	5.000	12/01/24	1,586,355
1,660	Upper St Clair Twp PA Sch Dist (FSA Insd)	5.375	07/15/15	1,827,112
1,200	Upper St Clair Twp PA Sch Dist (FSA Insd)	5.375	07/15/17	1,317,780
2,500	Washington Cnty, PA Ser A (AMBAC Insd)	5.125	09/01/27	2,626,650
2,045	West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj	6.250	01/01/32	2,207,373
Total Investments 99.6% (Cost $185,942,046)				196,511,437
Other Assets in Excess of Liabilities 0.4%				887,022
Net Assets 100.0%				$197,398,459

Percentages are calculated as a percentage of net assets.

*  Zero coupon bond

(a)  All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b)  Security purchased on a when-issued or delayed delivery basis.

(c)  These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.5% of net assets.

(d)  The Fund owns 100% of the bond issuance.

ACA-American Capital Access

AMBAC-AMBAC Indemnity Corp.

AMT-Alternative Minimum Tax

FGIC-Financial Guaranty Insurance Co.

FSA-Financial Security Assurance Inc.

GNMA-Government National Mortgage Association

MBIA-Municipal Bond Investors Assurance Corp.

Radian-Radian Asset Assurance

XLCA-XL Capital Assurance Inc.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2005 continued

Futures contracts outstanding as of September 30, 2005:

Short Contracts:	Contracts	Unrealized Appreciation/ Depreciation
5-Year U.S. Treasury Notes – December 2005 (Current Notional Value of $106,859 per contract)	192	$103,138

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements

Statement of Assets and Liabilities

September 30, 2005

Assets:
Total Investments (Cost $185,942,046)	$196,511,437
Cash	1,562,599
Receivables:
Interest	2,685,748
Fund Shares Sold	87,933
Variation Margin on Futures	48,000
Investments Sold	30,000
Other	150,401
Total Assets	201,076,118
Liabilities:
Payables:
Investments Purchased	2,797,183
Income Distributions	214,380
Fund Shares Repurchased	125,375
Distributor and Affiliates	116,982
Investment Advisory Fee	97,846
Trustees' Deferred Compensation and Retirement Plans	208,746
Accrued Expenses	117,147
Total Liabilities	3,677,659
Net Assets	$197,398,459
Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$186,228,755
Net Unrealized Appreciation	10,672,529
Accumulated Net Realized Gain	293,519
Accumulated Undistributed Net Investment Income	203,656
Net Assets	$197,398,459
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $176,329,983 and 10,113,251 shares of beneficial interest issued and outstanding)	$17.44
Maximum sales charge (4.75%* of offering price)	.87
Maximum offering price to public	$18.31
Class B Shares:
Net asset value and offering price per share (Based on net assets of $15,840,374 and 911,247 shares of beneficial interest issued and outstanding)	$17.38
Class C Shares:
Net asset value and offering price per share (Based on net assets of $5,228,102 and 299,524 shares of beneficial interest issued and outstanding)	$17.45

*  On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statement of Operations

For the Year Ended September 30, 2005

Investment Income:
Interest	$10,154,435
Expenses:
Investment Advisory Fee	1,204,298
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $440,312, $182,748 and $49,045, respectively)	672,105
Shareholder Services	132,204
Legal	75,526
Trustees' Fees and Related Expenses	23,236
Custody	27,479
Other	217,794
Total Expenses	2,352,642
Less Credits Earned on Cash Balances	5,483
Net Expenses	2,347,159
Net Investment Income	$7,807,276
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$2,740,692
Futures	(250,872)
Net Realized Gain	2,489,820
Unrealized Appreciation/Depreciation:
Beginning of the Period	12,659,244
End of the Period:
Investments	10,569,391
Futures	103,138
10,672,529
Net Unrealized Depreciation During the Period	(1,986,715)
Net Realized and Unrealized Gain	$503,105
Net Increase in Net Assets From Operations	$8,310,381

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended September 30, 2005	For The Year Ended September 30, 2004
From Investment Activities:
Operations:
Net Investment Income	$7,807,276	$8,646,923
Net Realized Gain/Loss	2,489,820	(456,002)
Net Unrealized Depreciation During the Period	(1,986,715)	(308,175)
Change in Net Assets from Operations	8,310,381	7,882,746
Distributions from Net Investment Income:
Class A Shares	(7,173,024)	(7,368,923)
Class B Shares	(608,241)	(695,094)
Class C Shares	(177,980)	(188,227)
Total Distributions	(7,959,245)	(8,252,244)
Net Change in Net Assets from Investment Activities	351,136	(369,498)
From Capital Transactions:
Proceeds from Shares Sold	11,073,693	10,852,819
Net Asset Value of Shares Issued Through Dividend Reinvestment	5,301,801	5,220,277
Cost of Shares Repurchased	(22,945,249)	(45,843,847)
Net Change in Net Assets from Capital Transactions	(6,569,755)	(29,770,751)
Total Decrease in Net Assets	(6,218,619)	(30,140,249)
Net Assets:
Beginning of the Period	203,617,078	233,757,327
End of the Period (Including accumulated undistributed net investment income of $203,656 and $356,554, respectively)	$197,398,459	$203,617,078

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended September 30,
	2005	2004	2003	2002 (b)	2001
Net Asset Value, Beginning of the Period	$17.41	$17.41	$17.71	$17.34	$16.65
Net Investment Income	.70	.72	.74	.81	.89
Net Realized and Unrealized Gain/Loss	.04	(.03)	(.28)	.42	.60
Total from Investment Operations	.74	.69	.46	1.23	1.49
Less Distributions from Net Investment Income	.71	.69	.76	.86	.80
Net Asset Value, End of the Period	$17.44	$17.41	$17.41	$17.71	$17.34
Total Return (a)	4.30%	4.04%	2.72%	7.39%	9.12%
Net Assets at End of the Period (In millions)	$176.3	$177.7	$204.7	$211.7	$204.8
Ratio of Expenses to Average Net Assets	1.09%	1.04%	1.01%	1.00%	1.02%
Ratio of Net Investment Income to Average Net Assets	3.98%	4.15%	4.27%	4.77%	5.18%
Portfolio Turnover	24%	16%	21%	26%	26%

(a)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended September 30,
	2005	2004	2003	2002 (b)	2001
Net Asset Value, Beginning of the Period	$17.36	$17.37	$17.68	$17.30	$16.63
Net Investment Income	.55	.58	.61	.68	.75
Net Realized and Unrealized Gain/Loss	.05	(.03)	(.29)	.43	.60
Total from Investment Operations	.60	.55	.32	1.11	1.35
Less Distributions from Net Investment Income	.58	.56	.63	.73	.68
Net Asset Value, End of the Period	$17.38	$17.36	$17.37	$17.68	$17.30
Total Return (a)	3.50%	3.21%	1.90%	6.66%	8.23%
Net Assets at End of the Period (In millions)	$15.8	$20.1	$22.9	$23.3	$24.7
Ratio of Expenses to Average Net Assets	1.83%	1.78%	1.76%	1.75%	1.77%
Ratio of Net Investment Income to Average Net Assets	3.23%	3.38%	3.53%	4.02%	4.43%
Portfolio Turnover	24%	16%	21%	26%	26%

(a)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended September 30,
	2005		2004	2003		2002 (b)	2001
Net Asset Value, Beginning of the Period	$17.41		$17.42	$17.68		$17.31	$16.63
Net Investment Income	.58		.59	.65		.68	.76
Net Realized and Unrealized Gain/Loss	.04		(.04)	(.28)		.42	.60
Total from Investment Operations	.62		.55	.37		1.10	1.36
Less Distributions from Net Investment Income	.58		.56	.63		.73	.68
Net Asset Value, End of the Period	$17.45		$17.41	$17.42		$17.68	$17.31
Total Return (a)	3.60	%(d)	3.20%	2.18	%(c)	6.59%	8.29%
Net Assets at End of the Period (In millions)	$5.2		$5.9	$6.1		$5.1	$3.6
Ratio of Expenses to Average Net Assets	1.75	%(d)	1.78%	1.77%		1.75%	1.77%
Ratio of Net Investment Income to Average Net Assets	3.31	%(d)	3.39%	3.72	%(c)	4.00%	4.43%
Portfolio Turnover	24%		16%	21%		26%	26%

(a)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c)  Certain non-recurring payments were made to Class C shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .20% and .21%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2005

1.  Significant Accounting Policies

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund'') is organized as a Pennsylvania trust and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993, and August 13, 1993, respectively. The Fund registered Class I Shares on December 30, 2004. There were no sales of Class I Shares for the period ended September 30, 2005.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2005, the Fund had $2,797,183 of when-issued or delayed delivery purchase commitments.

C.  Income and Expenses Interest income is recorded on an accrual basis. Bond premiums are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2005 continued

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $2,361,603. As of September 30, 2005, the Fund did not have any accumulated capital loss carryforward.

At September 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$185,863,123
Gross tax unrealized appreciation	$10,847,276
Gross tax unrealized depreciation	(198,962)
Net tax unrealized appreciation on investments	$10,648,314

E.  Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the years ended September 30, 2005 and 2004 was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$21,912	$545
Long-term capital gain	-0-	-0-
	$21,912	$545

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At September 30, 2005, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $2,641 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent difference relating to book to tax amortization differences totaling $3,570 was reclassified to accumulated undistributed net investment income from accumulated net realized gain.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$77,755
Undistributed long-term capital gain	386,283

Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions on September 30, 2005.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2005 continued

F.  Expense Reductions During the year ended September 30, 2005, the Fund's custody fee was reduced by $5,483 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.60%
Over $500 million	.50%

For the year ended September 30, 2005, the Fund recognized expenses of approximately $20,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30. 2005, the Fund recognized expenses of approximately $60,000, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2005, the Fund recognized expenses of approximately $94,500, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $122,900 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2005 continued

3.  Capital Transactions

At September 30, 2005, capital aggregated $162,483,496, $18,327,958 and $5,417,301 for Classes A, B and C, respectively. For the year ended September 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	568,326	$9,931,071
Class B	45,523	794,160
Class C	19,934	348,462
Total Sales	633,783	$11,073,693
Dividend Reinvestment:
Class A	273,314	$4,778,743
Class B	22,506	392,275
Class C	7,476	130,783
Total Dividend Reinvestment	303,296	$5,301,801
Repurchases:
Class A	(935,198)	$(16,336,335)
Class B	(313,553)	(5,463,901)
Class C	(65,751)	(1,145,013)
Total Repurchases	(1,314,502)	$(22,945,249)

At September 30, 2004, capital aggregated $164,110,017, $22,605,424 and $6,083,069 for Classes A, B and C, respectively. For the year ended September 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	477,422	$8,284,044
Class B	84,508	1,461,129
Class C	64,309	1,107,646
Total Sales	626,239	$10,852,819
Dividend Reinvestment:
Class A	269,158	$4,659,397
Class B	24,900	429,858
Class C	7,567	131,022
Total Dividend Reinvestment	301,625	$5,220,277
Repurchases:
Class A	(2,295,525)	$(39,658,311)
Class B	(272,462)	(4,704,297)
Class C	(85,695)	(1,481,239)
Total Repurchases	(2,653,682)	$(45,843,847)

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2005 continued

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2005 and 2004, 127,659 and 35,499 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2005 and 2004, 42,240 and 0 Class C Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	4.00%	1.00%
Second	3.75%	None
Third	3.50%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth	1.00%	None
Seventh and Thereafter	None	None

For the year ended September 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $21,100 and CDSC on redeemed shares of approximately $21,500. Sales charges do not represent expenses of the Fund.

4.  Redemption Fee

Effective September 26, 2005, the Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the period ended September 30, 2005, the Fund did not receive any redemption fees.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $48,416,600 and $57,967,521, respectively.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2005 continued

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived'' from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

Summarized below are the different types of derivative financial instruments used by the Fund.

A.  Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for the year ended September 30, 2005 are as follows:

Contracts
Outstanding at September 30, 2004	156
Futures Opened	895
Futures Closed	(859)
Outstanding at September 30, 2005	192

B.  Indexed Securities These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

7.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2005 continued

ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $211,900 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended September 30, 2005, are payments retained by Van Kampen of approximately $152,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $22,900.

8. Legal Matters.

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs have filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2005 continued

asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Pennsylvania Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Pennsylvania Tax Free Income Fund at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 11, 2005

Van Kampen Pennsylvania Tax Free Income Fund

Board of Trustees, Officers and Important Addresses

Board of Trustees

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison

President and Principal Executive Officer

Joseph J. McAlinden

Executive Vice President and Chief Investment Officer

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Phillip G. Goff

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank

and Trust Company

225 Franklin Street

P.O. Box 1713

Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, Illinois 60606

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2005. The Fund designated 99.7% of the income distributions as a tax-exempt income distribution.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
David C. Arch (60) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (67) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	70	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy orporation, an independent refining company.

Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Rod Dammeyer (65) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation, and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Linda Hutton Heagy (57) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Trustee	Trustee since 1995	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	70	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (53) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	70	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (70) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Jack E. Nelson (69) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1987	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	70	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (65) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (63) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	70	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers Information continued

Interested Trustee:*

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Wayne W. Whalen* (66) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1987	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	72	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers:

Name, Age and Address of Officer	Position(s)	Term of Office and Length of Held with Fund	Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer		Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Van Kampen Pennsylvania Tax Free Income Fund

Trustees and Officers Information continued

Name, Age and Address of Officer	Position(s)	Term of Office and Length of Held with Fund	Time Served	Principal Occupation(s) During Past 5 Years
Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer		Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Investment Management Inc. and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President		Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary		Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (50) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer		Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer		Officer since 2005	Executive Director of Morgan Stanley Investment Management Inc. since June 2005. Chief Financial Officer and Treasurer of funds in the Fund Complex since August 2005. Prior to June 2005, Vice President and Chief Financial Officer of Enterprise Capital Management, Inc., an investment holding company.

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

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Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

138, 338, 538
PATF ANR 11/05
RN05-02736P-Y09/05

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase “to the detriment of the Fund.”:

“Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly).”

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period.  Exhibit B was then amended again in March 2005 and a third time in August 2005 and a fourth time in September 2005.  All four editions of Exhibit B are attached.  Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that it has two “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees :  Jerry Choate and R. Craig Kennedy.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2005

	Registrant		Covered Entities(1)
Audit Fees	$32,600		N/A

Non-Audit Fees
Audit-Related Fees	$0		$280,000	(2)
Tax Fees	$2,500	(3)	$58,688	(4)
All Other Fees	$0		$655,125	(5)
Total Non-Audit Fees	$2,500		$993,813

Total	$35,100		$993,813

2004

	Registrant		Covered Entities(1)
Audit Fees	$31,000		N/A

Non-Audit Fees
Audit-Related Fees	$0		$123,000	(2)
Tax Fees	$2,000	(3)	$42,141	(4)
All Other Fees	$0		$203,160	(6)
Total Non-Audit Fees	$2,000		$368,301

Total	$33,000		$368,301

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)          Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)          Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)          All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(6)          All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, advisory compliance project and a regulatory review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

JOINT AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.                                      STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.(2)

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

(1)                                  This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2)                                  Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.                                      Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.                                      Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2,
N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.                                      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.                                      Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.                                      All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.                                      Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.                                      Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.                                      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.                               Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

•                  Van Kampen Investments Inc.

•                  Van Kampen Asset Management

•                  Van Kampen Advisors Inc.

•                  Van Kampen Funds Inc.

•                  Van Kampen Investor Services Inc.

•                  Morgan Stanley Investment Management Inc.

•                  Morgan Stanley Trust Company

•                  Morgan Stanley Investment Management Ltd.

•                  Morgan Stanley Investment Management Company

•                  Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).

(f)                 Not applicable.

(g)              See table above.

(h)              The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate, Rod Dammeyer.

(b) Not applicable.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(1)  The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Pennsylvania Tax Free Income Fund

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2005

By:	/s/ Phillip G. Goff
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: November 21, 2005